UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2025

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada
T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Offices

(d)           On September 30, 2025, the Board of Directors (the “Board”) of Gran Tierra Energy Inc. (“Gran Tierra”) appointed Brad Virbitsky as a director and as a member of the Health, Safety & Environment Committee and Reserves Committee, effective September 30, 2025.

Mr. Virbitsky is a Partner and Portfolio Manager at Equinox Partners Investment Management LLC, a global asset management company, which currently owns approximately 14.4% of Gran Tierra’s issued and outstanding shares of common stock.

Mr. Virbitsky will be compensated for his service as provided under the Board’s existing non-employee director compensation program, described in Gran Tierra’s Schedule 14A for its 2025 Annual Meeting of Stockholders. Gran Tierra also entered into its standard form of indemnity agreement with Mr. Virbitsky.

There are no arrangements or understandings between Mr. Virbitsky and any other persons pursuant to which he was selected to serve as a director; he has no family relationships with any of Gran Tierra’s directors or executive officers; and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing Mr. Virbitsky’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued on September 30, 2025, announcing appointment of a new director.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2025	GRAN TIERRA ENERGY INC.

	By:	/s/ Ryan Ellson
		Name:	Ryan Ellson
		Title:	Executive Vice President and Chief Financial Officer